On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:


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                                 Before Reorganization                                                After Reorganization
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                             Target Funds                                           Acquiring
                                                                                      Fund*
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
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Fund                         Strong Advisor   Strong Municipal                       Wells Fargo     Wells Fargo Advantage
                             Municipal Bond       Bond Fund                           Advantage       Municipal Bond Fund
                                  Fund                                              Municipal Bond
                                                                                         Fund
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Shares:
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Class A                          17,359,479                -                                   -                 15,075,673
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Class B                           2,939,303                -                                   -                  2,538,733
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Class C                             244,140                -                                   -                    211,801
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Institutional Class               2,212,401                -                                   -                          -
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Investor Class                                    20,630,262                                   -                 20,630,262
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Administrator Class                       -                -                                   -                  1,914,770
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Net Asset:
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Class A                        $142,237,416                -                                   -               $142,237,416
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Class B                         $23,952,688                -                                   -                $23,952,688
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Class C                          $1,998,317                -                                   -                 $1,998,317
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Institutional Class             $18,065,655                -                                   -                          -
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Investor Class                            -     $194,644,390                                   -               $194,644,390
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Administrator Class                       -                -                                   -                $18,065,655
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Unrealized appreciation         $15,977,592          $14,379                                   -                $15,991,971
(deprecation)
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Accumulated net realized         ($220,001)    ($19,085,401)                                   -              ($19,305,402)
losses
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* Designates the accounting survivor.
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